Exhibit 32.1

CERTIFICATION PURSUANT TO

SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 1350, Chapter 63 of Title 18, United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, as Chief Executive Officer of DAVIDsTEA Inc. (the “Company”), does hereby certify that to my knowledge:

1.	the Company’s Form 10-K for the fiscal year ended January 30, 2016 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.

the information contained in the Company’s Form 10-K for the fiscal year ended January 30, 2016 fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Sylvain Toutant
Name:	Sylvain Toutant
Title:	President and Chief Executive Officer

Dated: April 12, 2016